FIRST AMENDMENT TO OPERATING AGREEMENT
                       OF GREEN RIVER AT PALOMINO PARK LLC

     THIS FIRST AMENDMENT TO OPERATING AGREEMENT OF GREEN RIVER AT PALOMINO PARK LLC (this "Amendment") is made as of the 11th day of February, 2002, by and between AL FELD, an individual ("Feld"), and WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation ("WPHC").

                                    RECITALS

     A. Feld and WPHC constitute all of the members (collectively, the "Members") of Green River at Palomino Park LLC, a Colorado limited liability company (the "Company"), which is governed by that certain Operating Agreement of Green River at Palomino Park LLC dated as of January 5, 2000 (the "Operating Agreement").

     B. The Members now desire to amend the Operating Agreement as set forth herein.

     C.  Capitalized   terms  not  otherwise   defined  herein  shall  have  the
definitions set forth in the Operating Agreement.

     NOW, THEREFORE, for and in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Feld and WPHC hereby agree to amend the Operating Agreement as follows:

     1. Single-Member LLC. Feld and WPHC hereby agree that, notwithstanding any provisions to the contrary in the Operating Agreement, the Company shall continue in existence and its business shall be continued after the transfer to WPHC of all of Feld's interest in the Company pursuant to the Call Option. The Articles of Organization shall be amended to permit continuation of the Company as a single- member limited liability company and, upon such amendment to the Articles of Organization, the Operating Agreement shall be and hereby is amended to conform thereto.

     2. Full Force and Effect. The Operating Agreement, as specifically amended herein, is hereby ratified by the Members and shall remain in full force and effect.

     3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one agreement binding on the parties hereto, notwithstanding that all the parties may not have signed the same counterpart. Signature pages from one counterpart may be removed and attached to another counterpart to create one fully-executed document.

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     IN WITNESS  WHEREOF,  the parties  hereto,  being all of the Members of the
Company, have executed this Amendment as of the date first written above.



           /s/ Al Feld
           -----------------------------------------
           Al Feld


           WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation

            By: /s/ David M. Strong
                -----------------------------------------
                David M. Strong, Vice President